Exhibit 99.2
0 Supplemental Financial Presentation January 2024 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see Item 1A, Risk Factors, of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), on May 18, 2023 (the “Fiscal 2023 10-K”).

2 Solid Q3 Results Despite Challenging SSS% $284 $302 $486 $515 $520 Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 Total Sales ($M) Grew 6.7% 4.6% 54.2% -3.6% -9.7% Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 Despite a Decline in SSS% +50bps +150bps +270bps (190)bps +300bps Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 Merchandise Margin Continued to Grow $0.85 $1.00 $2.27 $1.74 $1.81 Q3 '20 Q3 '21 Q3 '22 Q3 '23 Q3 '24 Modest EPS Growth (180)bps freight +250bps freight

3 Solid Q3 Results Despite Challenging SSS% $515 $520 $522 $535 LY Actual Low-End Guidance High-End Guidance Q3 Total Sales ($M) Q3 GAAP EPS $1.74 $1.67 $1.79 $1.81 LY Low-End Guidance High-End Guidance Actual $72.0 $69.6 $74.8 $75.1 LY Low-End Guidance High-End Guidance Actual Q3 Income from Operations ($M) 13.3% of sales 14.0% of sales 1.4% growth 1.1% growth 4.0% growth 14.4% of sales 14.1% of sales

4 Boot Barn Brand Awareness is Growing Nationally Boot Barn Brand Awareness by Region1 16% 8% 32% 24% 17% 33% 25% 35% 50% 40% Total Eastern Western Southern Northern 48% 67% 74% 57% 33% 1 Illuminology researchers surveyed a nationally representative, random sample of 2,020 U.S. adults (age 18 and older) between November 30 and December 18, 2023. A survey that interviews a random sample of that size has a margin of error of ±3% at the 95% confidence level. 2Aided awareness measures whether people recognize a brand name. 3Unaided awareness measures the extent to which a brand name is salient or top-of-mind. Aided awareness2 Unaided awareness3

5 Strategic Initiatives Update 1 2 3 4 Expand Our Store Base Drive Same Store Sales Growth Continue Omni-Channel Leadership Build Out Exclusive Brand Portfolio

6 15% New Unit Growth 86 117 152 169 208 219 226 240 259 273 300 345 397 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Annual Store Count 1 1Represents management’s guidance to open 52 new stores in Fiscal 2024 (including Q3 FY24 YTD actual openings and its best estimate of future quarterly cadence), provided on the Company’s third quarter earnings call on January 31, 2024. 1 11 11 11 10 12 12 16 10 11 15 FY22 Q3 FY22 Q4 FY23 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 FY24 Q4 E New Stores Opened by Quarter 1 1 1 1

7 1 Profitable New Units & Expanding Our National Footprint • 382 stores • 44 states • 86 stores • 8 states 2012 Today New Store Economics SqFt $1.7M $3M+ 1st Year Sales $700K Investment Return on Investment Projection Today 3yr Payback ~1.5yr Payback IPO Model $1.5M 32% 12K ~60% 10K

① Looking Forward: 15% New Unit Growth


New Store Opportunity[1]
397
900
FY24 E
FY25
FY26
FY27
FY28
FY29
FY30

[1]Illustrative example of 15% new unit growth annually.

- 500 additional stores opportunity
- Expected to contribute ~$1.5 billion in sales
- Payback in ~18 months (ROIC ~60%)
- All stores positive 4-wall EBITDA

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9 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.3% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Consolidated SSS% 2 Over A Decade of Strong Same Store Sales FY13 – FY19 +41% seven-year stack, +6% SSS avg FY20 – FY24 E +55% five-year stack, +11% SSS avg 1 1Reflects the high end of the Company’s guidance range provided on its January 31, 2024 earnings call.

② Total Sales Growth %

Total Sales Growth %
Pre-COVID Annual Sales to Latest Annual Sales Projection


Industry Comparison
8%
97%
+55% five-year SSS% stack
Western & Work Industry1
BOOT2
Total Retail Comparison
75%
93%
97%
+55% five-year SSS% stack
114%
141%
TSCO3
FIVE4
BOOT2
FND5
LULU6

[1] Western and work public companies is comprised of Levi Strauss & Co. (consolidated revenue), Kontoor Brands, Inc. (Wrangler US segment revenue only), Wolverine World Wide, Inc. (consolidated revenue), Rocky Brands, Inc. (consolidated revenue excluding the acquired brands under the Honeywell International Inc. acquisition).
[2] Reflects BOOT's total sales growth from the fiscal year ended March 28, 2020 to the current fiscal year's annual sales guidance.
[3] Reflects TSCO's total sales growth from the fiscal year ended December 28, 2019 to the current fiscal year's annual sales guidance.
[4] Reflects FIVE's total sales growth from the fiscal year ended February 1, 2020 to the current fiscal year's annual sales guidance.
[5] Reflects FND's total sales growth from the fiscal year ended December 26, 2019 to the current fiscal year's annual sales guidance.
[6] Reflects LULU's total sales growth from the fiscal year ended February 2, 2020 to the current fiscal year's annual sales guidance.

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11 -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.8% -11.5% -8.5% -7.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan1 2 Store SSS% by Month FY23 8.1% 14.8% 8.1% 1.6% 4.4% 5.1% 1.5% 1.9% -3.2% 0.6% -1.9% -6.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 323.1% 98.2% 54.0% 74.8% 72.9% 55.5% 50.4% 56.7% 57.8% 38.2% 47.8% 17.3% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Stores are ~87% of FY24 Q3 Sales 1Represents preliminary retail store same store sales for January Fiscal 2024.

③ Differentiated Online Presence

BOOT BARN

- Branded site
- Same price as stores
- Sales performing better than other sites
- Most profitable online site
- ~70% of online sales

SHEPLERS
EST. 1899

- Price sensitive customer
- Same assortment as Bootbarn.com
- ~15% of online sales

COUNTRY OUTFITTER
— FIND YOUR COUNTRY —

- Mostly ladies' product
- More fashionable customer
- ~5% of online sales

amazon

- Least profitable online site
- ~10% of online sales

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13 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI enabled) • WHIP (endless aisle) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Clear markdowns

14 3 Ecommerce SSS% by Month -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.8% -15.1% -8.4% -12.9% Apr May Jun Jul Aug Sep Oct Nov Dec Jan FY23 13.1% 8.5% 6.4% -3.0% -1.3% -13.5% -18.5% -25.4% -10.1% -16.3% -18.7% -19.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY24 FY22 26.1% -4.4% 10.2% 32.1% 40.3% 49.3% 55.5% 59.4% 42.4% 63.1% 57.2% 35.4% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Ecommerce is ~13% of FY24 Q3 Sales 1Represents preliminary retail store same store sales for January Fiscal 2024. 1

15 WESTERN 3 OF OUR TOP 5 SELLING BRANDS ARE EXCLUSIVE BRANDS COUNTRY ARTIST INSPIRED WORK RANCH & RODEO 4 Exclusive Brands Portfolio LUXURY PRICE SENSITIVE

16 3.0% 5.0% 7.0% 9.7% 11.1% 10.7% 13.5% 16.2% 22.0% 23.7% 28.3% 34.0% 37.7% FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Full Year Exclusive Brands Penetration % Margin enhancement ~1,000 bps vs. 3rd party brands $5 $12 $24 $39 $63 $67 $92 $126 $186 $212 $421 $564 $628 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 E Full Year Exclusive Brands Sales ($M) 4 1FY24 estimated 37.7% consolidated exclusive brand penetration reflects 370 basis points of growth over fiscal 2023 as provided in the Company’s guidance outlined on their January 31, 2024 earnings call. 1 1 34.1% 37.3% FY23 Q3 FY24 Q3 Q3 Exclusive Brands Penetration % Q3 Exclusive Brands Sales ($M) Over 300bps vs. LY $175 $194 FY23 Q3 FY24 Q3 Exclusive Brands Penetration Growth

④ Exclusive Brands Growth & Margin Expansion

Exclusive Brands Penetration


~2,150bps penetration
(~215 bps of margin accretion)
16.2%
37.7%
FY19
FY24 E [1]

EB is Only 1/3 of Margin Appreciation


EB Expansion
215bps
Improved full-price selling & buying economies of scale
435bps

Merchandise Margin Growth Over Six Years


+110bps
+90bps
+90bps
+270bps
(70)bps
(100)bps Freight
+160bps
+120ps Freight
FY19
FY20
FY21
FY22
FY23
FY24 E [2]

~650bps total margin expansion

[1]FY24 estimated 37.7% consolidated exclusive brand penetration reflects 370 basis points of growth over fiscal 2023 as provided in the Company's guidance outlined on their January 31, 2024 earnings call.

[2]FY24 estimated 160 basis points of merchandise margin growth including 120 basis points of freight improvement as provided in the Company's guidance outlined on their January 31, 2024 earnings call.

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18 FY24 Guidance

19 Full Year FY24 Financial Guidance Full Year FY24 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % New Store Openings $1,654 (7.0)% (6.3)% (11.7)% (0.2)% 52 $1,664 (6.3)% (5.5)% (11.7)% 0.4% 52 Fiscal 2023 includes sales from the 53rd week Gross Profit % $605.7 36.6% $610.6 36.7% +170bps merchandise margin expansion including +130bps freight improvement (180)bps Buying/Occupancy/DC deleverage SG&A % $411.8 24.9% $412.7 24.8% Income from Operations % $194.0 11.7% $198.0 11.9% GAAP Earnings per Diluted Share $4.65 $4.75

20 Q4 FY24 Financial Guidance Q4 FY24 Financial Guidance Low End ($M) High End ($M) High End Guidance Comments Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % New Store Openings $376 (9.0)% (8.5)% (13.0)% (11.7)% 15 $386 (6.3)% (5.5)% (13.0)% (9.3)% 15 Fiscal Q4 LY includes sales from the 53rd week and includes the week after Christmas, which is a high-sales volume week. In the current year, the week after Christmas was included in the third fiscal quarter. Gross Profit % $130.7 34.8% $135.6 35.2% +160bps merchandise margin expansion including +140bps freight improvement (310)bps Buying/Occupancy/DC deleverage, partially due to the 53rd week LY SG&A % $96.7 25.7% $97.6 25.3% Income from Operations % $34.0 9.0% $38.0 9.8% GAAP Earnings per Diluted Share $0.82 $0.92

21 National Leader in Attractive Market • Leading player in estimated $40 billion industry • Brick-and-mortar presence in 44 states and online sales in all 50 states plus international • Pressure-tested model World Class Omni-Channel Capabilities • Strong variety of omni-channel offerings in place • Ability to drive incremental traffic to stores • Improved customer satisfaction with added convenience and quicker delivery Strong New Unit Growth Opportunities • Proven ability to open stores in both new and existing markets • Store-preferred shopping experience • Minimal sales cannibalization from new stores Lifestyle Brand with Loyal Customer • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Lifestyle experience across stores, e-commerce and events Profit Enhancement Opportunities • Proven ability to drive merchandise margin expansion • Economies of scale in purchasing & ability to leverage expenses Investment Considerations Exclusive Brands • 1,000bps margin enhancement vs. 3rd party brands • Differentiated assortment to satisfy all customer segments • Proven supply chain reliability

22 investor.bootbarn.com